DELTA AIR LINES, INC.
Consolidated Statements of Operations
(Unaudited)

	Year Ended December 31,
(in millions)	2017	2016
Operating Revenue:
Passenger	$36,947	$35,814
Cargo	744	684
Other	3,447	2,952
Total operating revenue	41,138	39,450

Operating Expense:
Salaries and related costs	10,058	9,394
Aircraft fuel and related taxes	6,756	5,985
Regional carriers expense, excluding fuel	3,466	3,447
Depreciation and amortization	2,222	1,886
Contracted services	2,108	1,918
Passenger commissions and other selling expenses	1,827	1,751
Aircraft maintenance materials and outside repairs	1,591	1,434
Landing fees and other rents	1,501	1,472
Ancillary businesses and refinery expense	1,495	1,182
Passenger service	1,123	964
Profit sharing	1,065	1,115
Aircraft rent	351	285
Other	1,609	1,621
Total operating expense	35,172	32,454

Operating Income	5,966	6,996

Non-Operating Expense:
Interest expense, net	(396)	(388)
Unrealized gain/(loss) on investments	—	—
Miscellaneous, net	(70)	(255)
Total non-operating expense, net	(466)	(643)

Income Before Income Taxes	5,500	6,353

Income Tax Provision	(2,295)	(2,158)

Net Income	$3,205	$4,195

Diluted Earnings Per Share	$4.43	$5.55

The Consolidated Statements of Operations above reflect the adoption of the new standards related to revenue recognition and retirement benefits, as well as other classification changes described in this Form 8-K. These recast results were derived from audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2017.

The following tables adjust our previously reported consolidated financial statements for the adoption of Accounting Standard Update ("ASU") No. 2014-09, "Revenue from Contracts with Customers (Topic 606)" and ASU No. 2017-07, "Compensation—Retirement Benefits (Topic 715)" on a quarterly basis for 2017 and 2016.

	Three Months Ended
(Unaudited)	March 31, 2017				June 30, 2017				September 30, 2017				December 31, 2017
(in millions, except per share data and metrics)	Previously Reported		As Adjusted		Previously Reported		As Adjusted		Previously Reported		As Adjusted		Previously Reported		As Adjusted
GAAP
Income statement:
Passenger revenue	$7,688		$8,178		$9,231		$9,768		$9,399		$9,979		$8,501		$9,022
Cargo revenue	160		163		183		187		187		191		200		203
Other revenue	1,300		760		1,377		792		1,474		891		1,544		1,004
Operating expense	8,095		8,102		8,763		8,765		9,221		9,238		9,052		9,067
Non-operating expense	(138)		(150)		(137)		(151)		(34)		(47)		(104)		(118)
Net income	603		561		1,224		1,186		1,178		1,159		572		299
Diluted earnings per share	$0.82		$0.77		$1.68		$1.62		$1.64		$1.61		$0.80		$0.42

Operating statistics:
Pre-tax margin	10.0%		9.3%		17.5%		17.0%		16.3%		16.1%		10.6%		10.2%
Passenger mile yield	16.03	¢	17.05	¢	16.03	¢	16.97	¢	15.41	¢	16.36	¢	16.61	¢	17.63	¢
PRASM	13.28	¢	14.13	¢	13.94	¢	14.75	¢	13.40	¢	14.22	¢	14.15	¢	15.02	¢
TRASM	15.81	¢	15.73	¢	16.29	¢	16.23	¢	15.76	¢	15.76	¢	17.06	¢	17.03	¢
CASM	13.99	¢	14.00	¢	13.23	¢	13.23	¢	13.14	¢	13.17	¢	15.07	¢	15.10	¢

Balance sheet:
Deferred income taxes, net													$935		$1,354
Air traffic liability													4,888		4,364
Frequent flyer deferred revenue (current and noncurrent)													4,118		6,200
Other liabilities (current and noncurrent)													3,969		4,210
Retained earnings													9,636		8,256

ADJUSTED
Income statement:
Operating expense, adjusted	$8,179		$8,186		$8,815		$8,817		$9,295		$9,312		$9,101		$9,116
Net income, adjusted	560		518		1,201		1,163		1,127		1,108		681		652
Diluted earnings per share, adjusted	$0.77		$0.71		$1.64		$1.59		$1.57		$1.54		$0.96		$0.92

Operating statistics:
Pre-tax margin, adjusted	9.3%		8.6%		17.3%		16.8%		15.8%		15.6%		10.2%		9.8%
TRASM, excluding refinery	15.70	¢	15.62	¢	16.19	¢	16.13	¢	15.58	¢	15.58	¢	16.65	¢	16.62	¢
CASM-Ex, excluding profit sharing	10.66	¢	10.67	¢	9.73	¢	9.73	¢	9.60	¢	9.63	¢	10.77	¢	10.80	¢

Recast results reflect the adoption of the new standards related to revenue recognition and retirement benefits, as well as other classification changes described in this Form 8-K. These recast results were derived from unaudited financial statements included in the Quarterly Reports on Form 10-Q during the year ended December 31, 2017.

	Three Months Ended
(Unaudited)	March 31, 2016				June 30, 2016				September 30, 2016				December 31, 2016
(in millions, except per share data and metrics)	Previously Reported		As Adjusted		Previously Reported		As Adjusted		Previously Reported		As Adjusted		Previously Reported		As Adjusted
GAAP
Income statement:
Passenger revenue	$7,762		$8,280		$8,970		$9,506		$9,071		$9,551		$7,974		$8,477
Cargo revenue	162		165		165		169		167		172		174		178
Other revenue	1,327		781		1,312		731		1,245		661		1,310		779
Operating expense	7,711		7,673		8,024		7,980		8,514		8,415		8,438		8,386
Non-operating expense	(106)		(187)		(73)		(154)		(69)		(149)		(68)		(153)
Net income	946		903		1,546		1,497		1,259		1,209		622		586
Diluted earnings per share	$1.21		$1.16		$2.03		$1.96		$1.69		$1.63		$0.84		$0.80

Operating statistics:
Pre-tax margin	15.5%		14.8%		22.5%		21.8%		18.1%		17.5%		10.1%		9.5%
Passenger mile yield	16.26	¢	17.35	¢	15.90	¢	16.85	¢	15.38	¢	16.20	¢	15.95	¢	16.96	¢
PRASM	13.35	¢	14.24	¢	13.59	¢	14.41	¢	13.14	¢	13.84	¢	13.58	¢	14.44	¢
TRASM	15.91	¢	15.87	¢	15.83	¢	15.77	¢	15.19	¢	15.05	¢	16.11	¢	16.07	¢
CASM	13.26	¢	13.20	¢	12.16	¢	12.09	¢	12.33	¢	12.19	¢	14.37	¢	14.28	¢

Balance sheet:
Deferred income taxes, net													$3,064		$3,653
Air traffic liability													4,626		4,080
Frequent flyer deferred revenue (current and noncurrent)													3,926		5,803
Other liabilities (current and noncurrent)													3,785		4,053
Retained earnings													7,903		6,894

ADJUSTED
Income statement:
Operating expense, adjusted	$7,556		$7,518		$8,641		$8,597		$8,491		$8,392		$8,449		$8,397
Operating expense, adjusted, normalized	7,686		7,648		8,748		8,704		8,634		8,535		8,069		8,017
Net income, adjusted	1,026		983		1,124		1,075		1,263		1,213		604		568
Diluted earnings per share, adjusted	$1.32		$1.26		$1.47		$1.41		$1.70		$1.63		$0.82		$0.78

Operating statistics:
Pre-tax margin, adjusted	17.0%		16.3%		16.2%		15.5%		18.2%		17.6%		9.9%		9.3%
Pre-tax margin, adjusted, normalized	15.6%		14.8%		15.1%		14.4%		16.8%		16.2%		13.9%		13.3%
TRASM, excluding refinery	15.77	¢	15.73	¢	15.76	¢	15.70	¢	15.17	¢	15.03	¢	15.95	¢	15.91	¢
CASM-Ex, excluding profit sharing	9.86	¢	9.80	¢	9.05	¢	8.98	¢	9.11	¢	8.97	¢	10.92	¢	10.83	¢
CASM-Ex, excluding profit sharing, normalized	10.07	¢	10.01	¢	9.21	¢	9.14	¢	9.32	¢	9.18	¢	10.27	¢	10.18	¢

Recast results reflect the adoption of the new standards related to revenue recognition and retirement benefits, as well as other classification changes described in this Form 8-K. These recast results were derived from unaudited financial statements included in the Quarterly Reports on Form 10-Q during the year ended December 31, 2016.

DELTA AIR LINES, INC.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended
(in millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Operating Revenue:
Passenger	$8,178	$9,768	$9,979	$9,022
Cargo	163	187	191	203
Other	760	792	891	1,004
Total operating revenue	9,101	10,747	11,061	10,229

Operating Expense:
Salaries and related costs	2,386	2,521	2,619	2,532
Aircraft fuel and related taxes	1,482	1,687	1,785	1,802
Regional carriers expense, excluding fuel	864	838	887	877
Depreciation and amortization	537	531	571	583
Contracted services	505	525	543	535
Passenger commissions and other selling expenses	404	467	499	457
Aircraft maintenance materials and outside repairs	432	392	390	377
Landing fees and other rents	361	373	392	375
Ancillary businesses and refinery expense	292	296	387	520
Passenger service	234	284	331	274
Profit sharing	151	338	314	262
Aircraft rent	84	86	89	92
Other	370	427	431	381
Total operating expense	8,102	8,765	9,238	9,067

Operating Income	999	1,982	1,823	1,162

Non-Operating Expense:
Interest expense, net	(94)	(103)	(100)	(99)
Unrealized gain/(loss) on investments	—	—	—	—
Miscellaneous, net	(56)	(48)	53	(19)
Total non-operating expense, net	(150)	(151)	(47)	(118)

Income Before Income Taxes	849	1,831	1,776	1,044

Income Tax Provision	(288)	(645)	(617)	(745)

Net Income	$561	$1,186	$1,159	$299

Diluted Earnings Per Share	$0.77	$1.62	$1.61	$0.42

The Consolidated Statements of Operations above reflect the adoption of the new standards related to revenue recognition and retirement benefits, as well as other classification changes described in this Form 8-K. These recast results were derived from unaudited financial statements included in the Quarterly Reports on Form 10-Q during the year ended December 31, 2017.

DELTA AIR LINES, INC.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended
(in millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Operating Revenue:
Passenger	$8,280	$9,506	$9,551	$8,477
Cargo	165	169	172	178
Other	781	731	661	779
Total operating revenue	9,226	10,406	10,384	9,434

Operating Expense:
Salaries and related costs	2,154	2,231	2,302	2,707
Aircraft fuel and related taxes	1,394	1,447	1,652	1,492
Regional carriers expense, excluding fuel	837	875	885	850
Depreciation and amortization	482	466	470	468
Contracted services	456	467	504	491
Passenger commissions and other selling expenses	393	448	480	430
Aircraft maintenance materials and outside repairs	362	350	361	361
Landing fees and other rents	345	370	394	363
Ancillary businesses and refinery expense	313	284	247	338
Passenger service	201	237	279	247
Profit sharing	272	324	326	193
Aircraft rent	66	66	72	81
Other	398	415	443	365
Total operating expense	7,673	7,980	8,415	8,386

Operating Income	1,553	2,426	1,969	1,048

Non-Operating Expense:
Interest expense, net	(107)	(93)	(95)	(93)
Unrealized gain/(loss) on investments	—	—	—	—
Miscellaneous, net	(80)	(61)	(54)	(60)
Total non-operating expense, net	(187)	(154)	(149)	(153)

Income Before Income Taxes	1,366	2,272	1,820	895

Income Tax Provision	(463)	(775)	(611)	(309)

Net Income	$903	$1,497	$1,209	$586

Diluted Earnings Per Share	$1.16	$1.96	$1.63	$0.80

The Consolidated Statements of Operations above reflect the adoption of the new standards related to revenue recognition and retirement benefits, as well as other classification changes described in this Form 8-K. These recast results were derived from unaudited financial statements included in the Quarterly Reports on Form 10-Q during the year ended December 31, 2016.

Operating Expense, adjusted. We adjust for the following items to determine operating expense, adjusted, as described below. Adjusting for these items allows investors to understand and analyze our core operational performance in the periods shown.

Mark-to-Market ("MTM") adjustments and settlements. MTM adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settled during the period. These items adjust fuel expense to show the economic impact of hedging, including cash received or paid on hedge contracts during the period.

Pilot contract impact, normalized. Delta’s new pilot contract was ratified on December 1, 2016 and was retroactive to January 1, 2016. As a result, Delta recognized $380 million in retroactive wages and other benefits in the December 2016 quarter that related to previous quarters.

The following tables present reconciliations of operating expense, adjusted as previously reported.

	Three Months Ended
(in millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Operating expense	$8,095	$8,763	$9,221	$9,052
MTM adjustments and settlements	84	52	74	49
Operating expense, adjusted	$8,179	$8,815	$9,295	$9,101

	Three Months Ended
(in millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Operating expense	$7,711	$8,024	$8,514	$8,438
MTM adjustments and settlements	(155)	617	(23)	11
Operating expense, adjusted	$7,556	$8,641	$8,491	$8,449
Pilot contract impact, normalized	130	107	143	(380)
Operating expense, adjusted, including pilot contract impact, normalized	$7,686	$8,748	$8,634	$8,069

The following tables present reconciliations of operating expense, adjusted to include the impact of the adoption of the new standards.

	Three Months Ended
(in millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Operating expense	$8,102	$8,765	$9,238	$9,067
MTM adjustments and settlements	84	52	74	49
Operating expense, adjusted	$8,186	$8,817	$9,312	$9,116

	Three Months Ended
(in millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Operating expense	$7,673	$7,980	$8,415	$8,386
MTM adjustments and settlements	(155)	617	(23)	11
Operating expense, adjusted	$7,518	$8,597	$8,392	$8,397
Pilot contract impact, normalized	130	107	143	(380)
Operating expense, adjusted, including pilot contract impact, normalized	7,648	8,704	8,535	8,017

Net Income, adjusted. We adjust for MTM adjustments and settlements, for the same reasons described above under the heading operating expense, adjusted, and the following items to determine net income, adjusted:

Investment MTM adjustments. We record our proportionate share of earnings from our equity investments in Virgin Atlantic and Aeroméxico in non-operating expense. We adjust for these MTM adjustments to allow investors to understand and analyze the company’s core financial performance in the periods shown.

Tax reform charge. As a result of the Tax Cuts and Jobs Act of 2017, Delta recognized a one-time charge of $150 million in the December 2017 quarter from the revaluation of its deferred tax assets and liabilities. We adjust for this charge to allow investors to understand and analyze the company's core financial performance in the periods shown.

The following tables present reconciliations of net income, adjusted as previously reported.

	Three Months Ended
(in millions, except per share data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Net income	$603	$1,224	$1,178	$572
Adjusted for:
MTM adjustments and settlements	(55)	(33)	(47)	(31)
Investment MTM adjustments	12	10	(4)	(10)
Tax reform charge	—	—	—	150
Total adjustments	(43)	(23)	(51)	109
Net income, adjusted	$560	$1,201	$1,127	$681

Net income per diluted share	$0.82	$1.68	$1.64	$0.80
Total adjustments	(0.05)	(0.04)	(0.07)	0.16
Net income per diluted share, adjusted	$0.77	$1.64	$1.57	$0.96

	Three Months Ended
(in millions, except per share data)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Net income	$946	$1,546	$1,259	$622
Adjusted for:
MTM adjustments and settlements	98	(390)	15	(7)
Investment MTM adjustments	(18)	(32)	(11)	(11)
Total adjustments	80	(422)	4	(18)
Net income, adjusted	$1,026	$1,124	$1,263	$604

Net income per diluted share	$1.21	$2.03	$1.69	$0.84
Total adjustments	0.11	(0.56)	0.01	(0.02)
Net income per diluted share, adjusted	$1.32	$1.47	$1.70	$0.82

The following tables present reconciliations of net income, adjusted to include the impact of the adoption of the new standards.

	Three Months Ended
(in millions, except per share data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Net income	$561	$1,186	$1,159	$299
Adjusted for:
MTM adjustments and settlements	(55)	(33)	(47)	(31)
Investment MTM adjustments	12	10	(4)	(10)
Tax reform charge	—	—	—	394
Total adjustments	(43)	(23)	(51)	353
Net income, adjusted	$518	$1,163	$1,108	$652

Net income per diluted share	$0.77	$1.62	$1.61	$0.42
Total adjustments	(0.06)	(0.03)	(0.07)	0.50
Net income per diluted share, adjusted	$0.71	$1.59	$1.54	$0.92

	Three Months Ended
(in millions, except per share data)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Net income	$903	$1,497	$1,209	$586
Adjusted for:
MTM adjustments and settlements	98	(390)	15	(7)
Investment MTM adjustments	(18)	(32)	(11)	(11)
Total adjustments	80	(422)	4	(18)
Net income, adjusted	$983	$1,075	$1,213	$568

Net income per diluted share	$1.16	$1.96	$1.63	$0.80
Total adjustments	0.10	(0.55)	—	(0.02)
Net income per diluted share, adjusted	$1.26	$1.41	$1.63	$0.78

Pre-Tax Margin, adjusted. We adjust for MTM adjustments and settlements and pilot contract impact, normalized, for the same reasons described above under the heading operating expense, adjusted, and third-party refinery sales and investment MTM adjustments to determine pre-tax margin, adjusted. Adjusting for these items allows investors to understand and analyze our core operational performance in the periods shown.

Third-party refinery sales. Delta's refinery segment provides jet fuel to the airline segment from its own production and from jet fuel obtained through agreements with third parties. Activities of the refinery segment are primarily for the benefit of the airline. However, from time to time, the refinery sells fuel by-products to third parties. These sales are recorded gross within other revenue and other operating expense.

Investment MTM adjustments. We record our proportionate share of earnings from our equity investments in Virgin Atlantic and Aeroméxico in non-operating expense.

The following tables present reconciliations of pre-tax margin, adjusted as previously reported.

	Three Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Pre-tax margin	10.0%	17.5%	16.3%	10.6%
Adjusted for:
MTM adjustments and settlements	(0.9)%	(0.5)%	(0.7)%	(0.5)%
Third-party refinery sales	0.1%	0.1%	0.2%	0.3%
Investment MTM adjustments	0.1%	0.2%	—%	(0.2)%
Pre-tax margin, adjusted	9.3%	17.3%	15.8%	10.2%

	Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Pre-tax margin	15.5%	22.5%	18.1%	10.1%
Adjusted for:
MTM adjustments and settlements	1.7%	(5.9)%	0.2%	(0.1)%
Third-party refinery sales	0.2%	0.1%	—%	0.1%
Investment MTM adjustments	(0.4)%	(0.5)%	(0.1)%	(0.2)%
Pre-tax margin, adjusted	17.0%	16.2%	18.2%	9.9%
Pilot contract impact, normalized	(1.4)%	(1.1)%	(1.4)%	4.0%
Pre-tax margin, adjusted, including pilot contract impact, normalized	15.6%	15.1%	16.8%	13.9%

The following tables present reconciliations of pre-tax margin, adjusted to include the impact of the adoption of the new standards.

	Three Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Pre-tax margin	9.3%	17.0%	16.1%	10.2%
Adjusted for:
MTM adjustments and settlements	(0.9)%	(0.5)%	(0.7)%	(0.5)%
Third-party refinery sales	0.1%	0.1%	0.2%	0.3%
Investment MTM adjustments	0.1%	0.2%	—%	(0.2)%
Pre-tax margin, adjusted	8.6%	16.8%	15.6%	9.8%

	Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Pre-tax margin	14.8%	21.8%	17.5%	9.5%
Adjusted for:
MTM adjustments and settlements	1.7%	(5.9)%	0.2%	(0.1)%
Third-party refinery sales	0.2%	0.1%	—%	0.1%
Investment MTM adjustments	(0.4)%	(0.5)%	(0.1)%	(0.2)%
Pre-tax margin, adjusted	16.3%	15.5%	17.6%	9.3%
Pilot contract impact, normalized	(1.5)%	(1.1)%	(1.4)%	4.0%
Pre-tax margin, adjusted, including pilot contract impact, normalized	14.8%	14.4%	16.2%	13.3%

Total Revenue Per Available Seat Mile "TRASM", excluding refinery. We adjust TRASM for refinery sales to third parties to determine TRASM, adjusted because these revenues are not related to our airline segment. TRASM, excluding refinery therefore provides a more meaningful comparison of revenue from our airline operations to the rest of the airline industry.

The following tables present reconciliations of TRASM, excluding refinery as previously reported.

	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017
TRASM	15.81	¢	16.29	¢	15.76	¢	17.06	¢
Third party refinery sales	(0.11)		(0.10)		(0.18)		(0.41)
TRASM, excluding refinery	15.70	¢	16.19	¢	15.58	¢	16.65	¢

	Three Months Ended
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
TRASM	15.91	¢	15.83	¢	15.19	¢	16.11	¢
Third party refinery sales	(0.14)		(0.07)		(0.02)		(0.16)
TRASM, excluding refinery	15.77	¢	15.76	¢	15.17	¢	15.95	¢

The following tables present reconciliations of TRASM, excluding refinery to include the impact of the adoption of the new standards.

	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017
TRASM	15.73	¢	16.23	¢	15.76	¢	17.03	¢
Third party refinery sales	(0.11)		(0.10)		(0.18)		(0.41)
TRASM, excluding refinery	15.62	¢	16.13	¢	15.58	¢	16.62	¢

	Three Months Ended
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
TRASM	15.87	¢	15.77	¢	15.05	¢	16.07	¢
Third party refinery sales	(0.14)		(0.07)		(0.02)		(0.16)
TRASM, excluding refinery	15.73	¢	15.70	¢	15.03	¢	15.91	¢

Non-Fuel Unit Cost or Cost per Available Seat Miles, Excluding Profit Sharing ("CASM-Ex"). We adjust CASM for the following items to determine CASM-Ex, excluding profit sharing for the reasons described below:

Aircraft fuel and related taxes. The volatility in fuel prices impacts the comparability of year-over-year financial performance. The adjustment for aircraft fuel and related taxes (including our regional carriers) allows investors to understand and analyze our non-fuel costs and year-over-year financial performance.

Other expenses. Other expenses include aircraft maintenance and staffing services we provide to third parties, our vacation wholesale operations, and refinery cost of sales to third parties. Because these businesses are not related to the generation of a seat mile, we adjust for the costs related to these sales to provide a more meaningful comparison of the costs of our airline operations to the rest of the airline industry.

Pilot contract impact, normalized. Delta’s new pilot contract was ratified on December 1, 2016 and was retroactive to January 1, 2016. As a result, Delta recognized $380 million in retroactive wages and other benefits in the December 2016 quarter that related to previous quarters.

The following tables present reconciliations of CASM-Ex as previously reported.

	Three Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
CASM	13.99 ¢	13.23 ¢	13.14 ¢	15.07 ¢
Adjusted for:
Aircraft fuel and related taxes	(2.56)	(2.55)	(2.54)	(3.00)
Other expenses	(0.51)	(0.44)	(0.55)	(0.87)
Profit sharing	(0.26)	(0.51)	(0.45)	(0.43)
CASM-Ex, excluding profit sharing	10.66 ¢	9.73 ¢	9.60 ¢	10.77 ¢

	Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
CASM	13.26 ¢	12.16 ¢	12.33 ¢	14.37 ¢
Adjusted for:
Aircraft fuel and related taxes	(2.40)	(2.19)	(2.39)	(2.54)
Other expenses	(0.53)	(0.43)	(0.36)	(0.58)
Profit sharing	(0.47)	(0.49)	(0.47)	(0.33)
CASM-Ex, excluding profit sharing	9.86 ¢	9.05 ¢	9.11 ¢	10.92 ¢
Pilot contract impact, normalized	0.21	0.16	0.21	(0.65)
CASM-Ex, adjusted for pilot contract impact, normalized	10.07 ¢	9.21 ¢	9.32 ¢	10.27 ¢

The following tables present reconciliations of CASM-Ex to include the impact of the adoption of the new standards.

	Three Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
CASM	14.00 ¢	13.23 ¢	13.17 ¢	15.10 ¢
Adjusted for:
Aircraft fuel and related taxes	(2.56)	(2.55)	(2.54)	(3.00)
Other expenses	(0.51)	(0.44)	(0.55)	(0.87)
Profit Sharing	(0.26)	(0.51)	(0.45)	(0.43)
CASM-Ex, excluding profit sharing	10.67 ¢	9.73 ¢	9.63 ¢	10.80 ¢

	Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
CASM	13.20 ¢	12.09 ¢	12.19 ¢	14.28 ¢
Adjusted for:
Aircraft fuel and related taxes	(2.40)	(2.19)	(2.39)	(2.54)
Other expenses	(0.53)	(0.43)	(0.36)	(0.58)
Profit sharing	(0.47)	(0.49)	(0.47)	(0.33)
CASM-Ex, excluding profit sharing	9.80 ¢	8.98 ¢	8.97 ¢	10.83 ¢
Pilot contract impact, normalized	0.21	0.16	0.21	(0.65)
CASM-Ex, adjusted for pilot contract impact, normalized	10.01 ¢	9.14 ¢	9.18 ¢	10.18 ¢